Subsequent Events (Restatement)	12 Months Ended
Dec. 31, 2021
Subsequent Events (restatement) [Abstract]
Subsequent events (restatement)

Note 23 – Subsequent events (restatement)

On March 14, 2022, the Company entered into a Share Purchase Agreement with Yinhua which develops and operates a comprehensive auto related service platform to serve auto insurance companies, and each of the shareholders of the Yinhua.

Under terms of the share purchase agreement, we shall pay $18,302,500 in exchange for 100% equity of Yinhua. Of the total consideration to be paid, $15,304,000 shall be paid in form of 3,826,000 newly issued ordinary shares of the Company, representing $4.00 per ordinary share of the Company, and $1,000,000 upon closing. In addition, a cash earnout of $1,998,500 shall be paid if Yinhua achieves a net income target threshold of $1.3 million during the calendar year of 2022.

Founded in 2018, Yinhua provides diversified, differentiated and customized value-added auto related services to auto insurance companies, where the services include road security services, car maintenance services, car inspection services and other services. Yinhua develops and operates a comprehensive auto related service platform for auto insurance companies combining intelligent human-vehicle interaction functions with car owner programs. We expect this acquisition to be immediately accretive to our revenue, gross margin and net income.

On March 18, 2022, the parties completed the transaction. Upon the closing of the transaction, the Company acquired 100% shares outstanding of the Yinhua, and the Company issued 3,826,000 ordinary shares and paid $1,000,000 to the sellers.

As required by ASC 805-20, Business Combinations – Identifiable Assets and Liabilities, and Any Noncontrolling Interest, management conducted a review to reassess whether they identified all the assets acquired and all the liabilities assumed, and followed ASC 805-20’s measurement procedures for recognition of the fair value of net assets acquired. According to ASC 820, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets as the most reliable fair value measurement, and the lowest priority to unobservable inputs. According to ASC 820-10-35-41, the valuation of shares issued in the acquisitions and purchase consideration is recognized on the quoted trading price of the Company’s ordinary shares on the date of acquisitions. The quoted closing prices for the Company’s ordinary shares on NASDAQ on the dates of the acquisitions of Yinhua was $1.85 per share.

The following table summarizes the allocation of estimated fair values of net assets acquired and liabilities assumed:

Recognized amounts of identifiable assets acquired and liabilities assumed
Accounts receivable, net	$4,519,839
Prepayments	8,050,558
Equipment, net	3,504
Deferred tax assets	16,415
Short-term bank borrowings	(193,339)
Others payable and accrued liabilities	(7,685,086)
Tax payable	(1,126,777)
Total identifiable net assets	3,585,114
Goodwill	6,397,729
Total purchase price for acquisition net of $1,126,777 of cash	$9,982,843

The Company has 22,960,277 ordinary shares outstanding as of the date of this annual report.

The following table summarizes the revenue and net income generated by Yinhua for the year ended December 31, 2021:

Revenue	$55,113,119
Net income	$1,587,815